UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                         TIENS BIOTECH GROUP (USA), INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-49666                   75-2926439
         --------                      ---------                 ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                    Identification Number)


  No. 6, Yuanquan Road, Wuqing New-Tech Industrial Park, Tianjin, China 301700
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)

 Registrant's telephone number, including area code: (86)22-8213-7658
                                                     ----------------
                                 Not applicable
         (Former name or former address, if changed since last report.)

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ITEM 8.01.  OTHER EVENTS

         On October 28, 2004, the Registrant was advised by its legal counsel in the People's Republic of China (the "PRC") that in connection with the establishment of the Tianjin Tianshi Biological Development Co., Ltd. ("Tianshi JV"), the transfer of a Health Food Certificate for the product Tianshi Lipid Metabolic Management Tea from Tianjin Tianshi Group Co. ("Tianshi Group") to Tianshi JV, which is required under PRC regulations for the manufacture and sale of the product, was not properly transferred. Tianshi Group has prepared and
will  shortly  file  a  transfer   agreement   with  the  State  Food  and  Drug
Administration ("SFDA") of the PRC for the transfer of the Health Food Certificate to Tianshi JV. The Health Certificate is being transferred to Tianshi JV as part of Tianjin Tianshi Pharmaceuticals Co., Ltd.'s ("Tianshi
Pharmaceuticals", a PRC company whose majority shareholder is Tianshi Group) equity investment in Tianshi JV, which occurred on February 27, 2004. Tianshi JV is an equity joint venture ("EJV") registered and licensed in China. Tianshi JV is 80% owned by Tianshi International Holdings Group Ltd., a wholly-owned subsidiary of the Registrant, and 20% owned by Tianjin Pharmaceuticals.

         The Registrant has previously disclosed in its filings with the Securities and Exchange Commission that Tianshi JV manufactures and generates revenues from the sale of the Tianshi Lipid Metabolic Management Tea. However, under PRC regulations, only the holder of a Health Food Certificate is entitled to manufacture, sell and receive the proceeds of sales of a product. On October 10, 2004, Tianshi JV received confirmation from the local Health Bureau of the Tianjin Municipal Government that upon submission of the transfer application Tianshi JV would obtain the approval and authority to manufacture, sell and receive the proceeds of sales of the Tianshi Lipid Metabolic Management Tea as the new owner of the Health Certificate. However, the ultimate authority to make the determination of the approval rests with the SFDA.

         Furthermore, the Registrant has previously disclosed that Patent No. ZL 97115068.0 for Tianshi Super Calcium Powder for Children and Patent No. ZL 97115067.2 for Tianshi Super Calcium with Metabolic Factors were transferred from Tianshi Group to Tianshi JV pursuant to two Patent Transfer Agreements, dated as of December 12, 2003. The transfer of the Patents requires submission of the Patent Transfer Agreements with an official agent of the State Intellectual Property Office of the P.R. China (the "SIPO"), which submits the agreements to the SIPO for registration. On October 13, 2004, Tianshi Group submitted the Patent Transfer Agreements to the Tianjin Sanli Patent and Trademark Agency Company, which submitted the agreements to the SIPO to complete the transfer of the Patent to Tianshi JV.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TIENS BIOTECH GROUP (USA), INC.

                                               By:   /s/ Jinyuan Li
                                                  ------------------------------
                                                  By: Jinyuan Li
                                                  Title: Chief Executive Officer
                                                  Date: November 5, 2004